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                                                                    EXHIBIT 10.3
                                                                    ------------

                              SECOND AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT this "Second Amendment") is dated as of May 31, 1996 and is entered into between SCIENTIFIC TECHNOLOGIES INCORPORATED, an Oregon corporation doing business in California as Oregon Scientific Technologies (the "Borrower"), and BANK OF THE WEST, a California banking corporation (the "Bank").

                                   RECITALS:
                                   ---------

     A. Borrower and Bank have entered into that certain Loan and Security Agreement dated November 29, 1994 as amended by that certain First Amendment to the Loan and Security Agreement dated as of May 31, 1995.(collectively, the "Loan Agreement") and that certain Equipment Purchase Line Note dated December 6, 1995 (the "Equipment Purchase Line Note");

     B. Borrower and Bank intend to further amend the Loan Agreement as provided by this Second Amendment.

                                   AMENDMENT:
                                   ----------

     NOW, THEREFORE, Borrower and Bank hereby agree as follows:

     1. This Second Amendment shall modify and, to the extent inconsistent with, amend the Loan Agreement and/or the Equipment Purchase line Note. Any capitalized term not specifically defined herein shall have the meaning ascribed to it in the Loan Agreement.

     2. The last sentence of Section 3.1(a) of the Loan Agreement is hereby deleted in its entirety and is replaced with the following:

     For the purpose of this Agreement, "Draw Period" shall mean the period between the date of this Loan and Security Agreement and the earlier of:
     (i) May 31, 1997 or (ii) the date on which the aggregate of all advances made pursuant to this Section 3.1 equals Five Hundred Thousand and 00/100 Dollars ($500,000.00).

     3. The last sentence of Section 3.3(c) of the Loan Agreement is hereby deleted in its entirety and is replaced with the following:

     For the purpose of this Agreement, the "Term Maturity Date" shall mean May 31, 1997.

     4. The second sentence of the first paragraph of Section 4.1 of the Loan Agreement is hereby deleted in its entirety and is replaced with the following:

     Borrower's right to obtain advances under Section 2.1 and to enter into foreign exchange contracts under the FX Facility provided by Section 14.1 shall remain in full force and effect until May 31, 1997, and shall continue on a month-to-month basis thereafter until terminated by either party on thirty (30) days prior written notice to the other.

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     5.   The last sentence of the fifth paragraph of the Equipment Purchase
Line Note is hereby deleted in its entirety and is replaced with the following:

     For the purpose of this Note, the "Term Maturity Date" shall mean May 31, 1997.

     6. Concurrently with the execution of this Second Amendment, Borrower shall pay to Bank a fee in an annual amount equal to Six Thousand Five Hundred Dollars ($6,500.00), which fee shall represent an unconditional and nonrefundable payment to Bank in consideration of Bank's agreement to enter into this Second Amendment.

     7. Bank's duties to extend and renew the Obligations and to make advances in accordance with this Second Amendment shall be subject to (i) there being no outstanding and uncured defaults under the Loan Agreement, the Equipment Purchase Line or any other obligation owing by borrower to Bank and (ii) the satisfaction of each of the conditions precedent set forth in Article 6 of the Loan Agreement (including, without limitation, the provisions of Section 6.7 respecting the delivery of a landlord waiver in the form and content of attached Exhibit "A" and the provisions of Section 6.9 respecting the deliveries of insurance policies, binders and/or certificates), each of which is incorporated herein by this reference.

     8. Except as amended by this Second Amendment, all of the terms and conditions of the Loan Agreement (and each and every document or instrument executed and delivered in connection therewith) is and shall remain in full force and effect.

     9. Except as amended by this Second Amendment, Borrower hereby ratifies, reaffirms, and remakes as of the date hereof each and every representation and warranty contained in the Loan Agreement, the Equipment Purchase Line Note, or in any document executed and delivered in connection therewith.

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     IN WITNESS WHEREOF, Borrower has executed and delivered this Second
Amendment to Bank on the date first above written at Walnut Creek, California.

                         "BORROWER"

                         SCIENTIFIC TECHNOLOGIES INCORPORATED,
                         an Oregon corporation doing business in California as Oregon Scientific Technologies

                         By: /s/ Joseph J. Lazzara
                             ---------------------

                         Its: President & CEO
                              ---------------

     IN WITNESS WHEREOF, Bank hereby accepts this Second Amendment to be effective as of the date first above written in Walnut Creek, California.

                         "BANK"

                         BANK OF THE WEST,
                         a California banking corporation

                         By: /s/ R. W. Hansen
                             ----------------

                         Its: Vice President
                              --------------

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